UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 24, 2007

Nature’s Sunshine Products, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

75 East 1700 South
Provo, Utah	84606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(801) 342-4300

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition.

On August 24, 2007, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release, entitled “Nature’s Sunshine Products Reports Selected, Preliminary, Unaudited, Unreviewed 2007 Second Quarter Financial Information,” in which it announced selected, preliminary, unaudited, unreviewed financial information for the six-month period ended June 30, 2007, as compared to the comparable period of 2006, and the three-month period ended June 30, 2007, as compared to the comparable period of 2006.  A copy of the Company’s press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1  Press Release, entitled “Nature’s Sunshine Products Reports Selected, Preliminary, Unaudited, Unreviewed 2007 Second Quarter Financial Information” issued by Nature’s Sunshine Products, Inc., dated August 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nature’s Sunshine Products, Inc.

Dated: August 30, 2007	By	/s/ Stephen M. Bunker
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1

Press release, entitled “Nature’s Sunshine Products Reports Selected, Preliminary, Unaudited, Unreviewed 2007 Second Quarter Financial Information” issued by Nature’s Sunshine Products, Inc., dated August 24, 2007